           SEMIANNUAL REPORT MARCH 31, 2001

Global Utility Fund, Inc.

Fund Type Global stock
Objective Total return

(GRAPHIC)

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by
this report and are subject to change
thereafter.

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by a
current prospectus.

Prudential Financial is a service mark of Prudential, Newark, NJ, and its affiliates.

(LOGO)

Build on the Rock

INVESTMENT GOALS AND STYLE
The Global Utility Fund (the Fund) invests primarily in stocks and bonds of utility companies around the world. The Fund seeks to provide total return, without incurring undue risk, by investing primarily in income-producing securities. There can be no assurance that the Fund will achieve its investment objective. Investors should also keep in mind that there are special risks associated with foreign investing
(such as currency fluctuation and social, political, and economic developments) and with investing in utility securities.

Geographic Concentration

Expressed as a percentage of
net assets as of 3/31/01
61.7%  United States
 6.6   Canada
 5.1   Spain
 3.3   United Kingdom
 2.6   Mexico
 2.2   Australia
 2.0   Germany
 1.9   Finland
 1.6   Italy
 1.3   Denmark
 1.3   France
 1.2   Korea
 1.1   Poland
 0.9   Brazil
 0.9   Greece
 0.8   Chile
 0.7   China
 0.5   New Zealand
 0.3   Netherlands
 0.3   Philippines
 0.1   Argentina
 3.6   Cash & Equivalents

Five Largest Holdings

Expressed as a percentage of
net assets as of 3/31/01
4.5%   Calpine Corp.
       Electric Utilities
4.2    El Paso Corp.
       Gas Utilities
3.8    Exelon Corp.
       Electric Utilities
3.5    Westcoast Energy, Inc.
       Gas Utilities
2.8    WorldCom, Inc.
       Telecommunications

Holdings are subject to change.

Portfolio Composition

Sectors expressed as a percentage
of net assets as of 3/31/01
39.8%  Electric Utilities
37.5   Telecommunications
15.5   Gas Utilities
 3.0   Water Utilities & Other
 0.6   U.S. Treasury Obligations
 3.6   Cash & Equivalents
        www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1               As of 3/31/01

                                            Six      One     Five     Ten     Since
                                           Months    Year   Years    Years   Inception2
Class A                                    -9.38%  -19.48%  54.89%  174.81%   217.19%
Class B                                    -9.72   -20.09   49.21   154.44    154.86
Class C                                    -9.72   -20.09   49.21     N/A      75.27
Class Z                                    -9.26   -19.32    N/A      N/A      42.96
FT/S&P Actuaries World Utilities Index3   -19.90   -24.51   38.72   104.69      **
Lipper Utility Fund Avg.4                  -9.29    -5.64   91.83   222.37     ***


Average Annual Total Returns1                    As of 3/31/01

                               One         Five      Ten       Since
                               Year       Years     Years    Inception2
Class A                      -23.51%      8.03%     10.07%     10.31%
Class B                      -25.09       8.19       9.79       9.77
Class C                      -21.89       8.11        N/A       8.62
Class Z                      -19.32        N/A        N/A       8.69

Past performance is not indicative of
future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund
Management LLC and Lipper Inc. The
cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and
1% for six years. Class B shares will
automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class
B, 3/18/91; Class C, 8/1/94; and Class Z,
12/16/96. The Fund operated as a closed-end fund from its inception until February
1, 1991.

3 Source: Lipper Inc. The Financial Times
(FT)/S&P Actuaries World Utilities (all-equity) Index currently comprises approximately 183 world utility stocks representing approximately 29 countries.
Investors cannot invest directly in an
index.

4 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Lipper Utility Fund category. The Lipper average is unmanaged. Utility funds invest
65% of their equity portfolios in utility shares.

**FT/S&P Actuaries World Utilities Index
Since Inception returns are 236.21% for
Class A, 222.37% for Class B, 142.10% for
Class C, and 72.14% for Class Z, based on all funds in each share class.

***Lipper Since Inception returns are
225.86% for Class A, 212.26% for Class B,
136.99% for Class C, and 69.16% for Class Z.
The Lipper Since Inception returns begin at
the closest month-end for each share
class.
                                     1

Global Utility Fund, Inc.

             Semiannual Report  March 31, 2001

INVESTMENT ADVISOR'S REPORT

The Global Utility Fund's Class A shares lost 9.38% for the six months ended March
31, 2001, as compared with the 9.29%
decline in the Lipper Utility Fund Average and 19.90% decline in the all-equity benchmark FT/S&P Actuaries World Utilities
Index. The Fund's global focus relative to many of its competitors detracted from recent performance in comparison to the Lipper Utility Fund Average. However, its global focus and high fixed-income weighting contributed to improved performance relative to the FT/S&P
Actuaries World Utilities Index during the past six months.

STRATEGY SESSION
The past six-month period included a
dramatic reevaluation of the
telecommunications industry relative to
the domestic natural gas companies and
deregulated energy service providers. The telecom sector is now suffering from excess broadband capacity and competitive pricing pressure as investors brace for a period of reduced capital spending and slower economic growth. This phenomenon is true in both Europe and the United States, as there are now too many competitors vying for control of the customer through wireline, wireless, or cable-related offerings. Our preference remains with well-funded companies with strong balance sheets.

The North American natural gas companies and the deregulated energy service providers in the United States performed well due to rising earnings guidance and tight supply/demand conditions. We continue to believe that we are early in a three- to five-year cycle for tremendous growth in energy infrastructure in North
America, but the key question is whether the new capital investment will be regulated or market-based. The California energy crisis has led to a bankruptcy filing for Pacific Gas & Electric, the state's largest utility, and the fear of re-regulation has slowed down industry restructuring in other parts of the country. We do not believe that regulators can "put the genie back in the bottle," but we must closely monitor the possibility of regulated price caps in the West if blackouts persist this summer.

             www.prudential.com  (800) 225-1852

In the fixed-income portion of the Fund, we are continuing to sell foreign utilities in less developed countries because of their poor operating environments. We are maintaining selective foreign exposure in countries that seem more developed. We are still comfortable with the program begun last year of diversifying into global telecom companies that are capturing market share.

WHAT WENT WELL/AND NOT SO WELL
The best areas of performance during the past six months were the natural gas pipeline companies in North America, including TransCanada Pipelines and
Westcoast Energy. Selected electric
utilities like Exelon and Espoon Sahko
also did well. Companies with exposure to the U.S. generation market (NRG Energy and Calpine) also were strong performers in the six-month period. The poor relative performance of several large telecommunications holdings hurt results over the period. Montana Power and WorldCom did poorly due to concerns about rising excess broadband capacity in the United States. Foreign telecom positions in China Unicom and NTL also depressed relative performance.

LOOKING AHEAD
We remain bullish on the need for energy infrastructure and electric generating capacity in North America, and will maintain positions that benefit from this trend. The most important factor to monitor is the prospect of re-regulation of the industry, given the political sensitivity of the California crisis. The telecommunications sector appears oversold on a valuation basis, but it will take some time to work off the excess capital in the industry during a slowing economy. We will monitor developments closely and look for opportunities in the United States and overseas to capture new growth in data-related and media applications for broadband capacity.

Global Utility Fund Management Team

PROPOSED MERGER
A proposal to merge Global Utility Fund,
Inc. into Prudential Utility Fund, a
series of Prudential Sector Funds, Inc., is expected to be mailed to shareholders in July 2001. If approved, the merger is expected to take place in September 2001.

Global Utility Fund, Inc.

       Semiannual Report  March 31, 2001

Financial
  Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited)

Shares         Description                                        US$ Value (Note 1)
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.4%
COMMON STOCKS  73.5%
-------------------------------------------------------------------------------------
Electrical Utilities  25.8%
     100,000   British Energy PLC (United Kingdom)                   $         411,945
     136,200   Calpine Corp.(a)                                              7,500,534
      57,100   Capstone Turbine Corp.(a)                                     1,620,212
     180,000   Companhia Paranaense de Energia-COPEL
                (ADR-Preferred B) (Brazil)                                   1,494,000
      60,000   Constellation Energy Group                                    2,646,000
     104,347   DPL, Inc.                                                     2,932,151
     200,000   Endesa S.A. (ADR) (Spain)                                     3,310,000
     187,800   Espoon Sahko Oyj (ADR) (Finland)                              3,154,401
      96,250   Exelon Corp.                                                  6,314,000
      75,000   FPL Group, Inc.                                               4,597,500
       6,500   Mirant Corp.(a)                                                 230,750
      81,000   NRG Energy, Inc.(a)                                           2,948,400
      90,000   Pinnacle West Capital Corp.                                   4,128,300
      75,000   Union Electrica Fenosa S.A. (Spain)                           1,377,084
                                                                  --------------------
                                                                            42,665,277
-------------------------------------------------------------------------------------
Gas Utilities  14.6%
     377,467   Australian Gas Light Co. Ltd. (Australia)                     1,963,344
      85,000   Dynegy, Inc. (Class A)                                        4,335,850
     105,000   El Paso Corp.                                                 6,856,500
      20,000   Equitable Resources, Inc.                                     1,380,000
      50,000   MCN Energy Group, Inc.                                        1,290,000
     200,000   TransCanada Pipelines Ltd. (Canada)                           2,445,037
     250,000   Westcoast Energy, Inc. (Canada)                               5,813,954
                                                                  --------------------
                                                                            24,084,685

    See Notes to Financial Statements                                      5

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                        US$ Value (Note 1)
--------------------------------------------------------------------------------------------
Telecommunications  30.1%
      85,000   America Movil S.A. de C.V. (ADR - Ser. L)
                (Mexico)(a)                                          $       1,245,250
     100,000   AT&T Corp.                                                    2,130,000
     112,200   China Unicom Ltd. (ADR) (China)(a)                            1,211,760
     101,096   Compania de Telecomunicaciones de Chile S.A.
                (ADR - Ser. A) (Chile)                                       1,334,467
     145,000   Deutsche Telekom AG (ADR) (Germany)                           3,362,550
       2,700   FLAG Telecom Hldgs. Ltd. (Bermuda)(a)                            14,512
     111,222   Hellenic Telecommunications Organization S.A.
                (Greece)(a)                                                  1,494,696
      85,000   Korea Telecom Corp. (ADR) (Korea)                             1,973,700
      50,000   KPNQwest N.V., Ser. C (Netherlands)(a)                          518,786
     240,600   McLeodUSA, Inc.(a)                                            2,082,694
     160,000   Montana Power Co.(a)                                          2,256,000
      85,040   NTL, Inc.(a)                                                  2,138,756
      86,466   Qwest Communications Intl., Inc.(a)                           3,030,633
      25,000   SBC Communications, Inc.                                      1,115,750
      65,000   Sprint Corp.                                                  1,429,350
     119,400   Tele Danmark A/S (ADR) (Denmark)                              2,059,650
      40,000   Telecom Corp. of New Zealand Ltd. (ADR) (New
                Zealand)                                                       738,000
      77,520   Telefonica S.A. (ADR) (Spain)                                 3,713,208
      85,000   Telefonos de Mexico S.A. de C.V. (ADR - Class L)
                (Mexico)                                                     2,680,900
     331,100   Telekomunikacja Polska S.A. (GDR) (Poland)(a)                 1,773,603
     361,774   Telstra Corp. Ltd. (Australia)                                1,135,398
      25,000   TELUS Corp. (Non-Voting) (Canada)                               495,616
      75,000   TELUS Corp. (Voting) (Canada)                                 1,636,961
      35,000   Verizon Communications, Inc.                                  1,725,500
     135,000   Vodafone Group PLC (ADR) (United Kingdom)                     3,665,250
     250,000   WorldCom, Inc.(a)                                             4,671,875
                                                                  --------------------
                                                                            49,634,865

    6                                      See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

Shares         Description                                        US$ Value (Note 1)
--------------------------------------------------------------------------------------------
Water Utilities & Other  3.0%
      41,000   ENI S.p.A. (ADR) (Italy)                              $       2,652,700
      15,000   Suez Lyonnaise des Eaux S.A. (France)                         2,217,676
                                                                  --------------------
                                                                             4,870,376
                                                                  --------------------
               Total common stocks (cost $109,803,994)                     121,255,203
                                                                  --------------------


DEBT OBLIGATIONS  22.9%
Corporate Bonds  22.3%

                 Principal
Moody's          Amount
Rating           (000)            Description                         US$ Value (Note 1)
------------------------------------------------------------------------------------------------
Electrical Utilities  14.0%
                                  AES Corp.,
Ba3              $    1,000        8.375%, 8/15/07                                 985,000
                                  Alabama Power Co.,
A2                      500        5.35%, 11/15/03                                 498,730
                                  Appalachian Power Co., Ser. C,
Baa1                  1,000        6.60%, 5/1/09                                   958,780
                                  Arizona Public Service Co.,
Baa1                  1,000        6.25%, 1/15/05                                1,004,600
                                  Carolina Power & Light Co.,
A3                    1,000        5.95%, 3/1/09                                   961,380
                                  Cleveland Elec. Illumination Co.,
Baa3                    500        7.43%, 11/1/09                                  509,695
                                  CMS Energy Corp.,
Ba3                     500        8.125%, 5/15/02                                 506,295
                                  Consolidated Edison Co. of NY,
                                   Inc.,
A1                    1,000        7.625%, 3/1/04                                1,049,250
                                  El Paso Electric Co., Ser. C,
Baa3                    500        8.25%, 2/1/03                                   519,095
                                  Florida Power Corp.,
A1                      500        6.00%, 7/1/03                                   509,130

    See Notes to Financial Statements                                      7

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

                 Principal
Moody's          Amount
Rating           (000)            Description                         US$ Value (Note 1)
------------------------------------------------------------------------------------------------
                                  Gulf States Utilities Co.,
Baa3             $    1,000        8.25%, 4/1/04                         $       1,061,200
                                  Hydro-Quebec, Ser. IU (Canada),
A2                      500(b)     7.50%, 4/1/16                                   555,670
                                  Inversora Electrica de Buenos
                                   Aires S.A. (Argentina),
B(c)                    500(b)     9.00%, 9/16/04                                  100,000
                                  Niagara Mohawk Power Corp., Ser.
                                   G,
Baa3                  1,000        7.75%, 10/1/08                                1,044,150
                                  Northern States Power Co. of
                                   Minnesota,
Aa3                   1,000        6.50%, 3/1/28                                   884,330
                                  NRG Energy, Inc.,
Baa3                  1,000        7.50%, 6/15/07                                  994,450
                                  Pennsylvania Electric Co., Ser.
                                   B,
A2                    1,000        6.125%, 4/1/09                                  963,500
                                  Philadelphia Electric Co.,
Baa1                  1,000        6.50%, 5/1/03                                 1,023,040
                                  Public Service Co. of Colorado,
                                   Ser. A,
Baa1                  1,000        6.875%, 7/15/09                               1,001,290
                                  Public Service Co. of New Mexico,
                                   Ser. A,
Baa3                    500        7.10%, 8/1/05                                   491,395
                                  Puget Sound Energy, Inc.,
Baa1                  1,000        6.46%, 3/9/09                                   972,150
                                  Southern Investments PLC. (United
                                   Kingdom),
Baa1                    500(b)     6.80%, 12/1/06                                  479,975
                                  Tampa Electric Co.,
Aa3                   1,000        7.75%, 11/1/22                                1,015,650
                                  Texas Utilities Electric Co.,
A3                    1,000        8.25%, 4/1/04                                 1,064,750
                                  TXU Australia Hldgs. Ltd.
                                   (Australia),
Baa2                    500(b)     6.75%, 12/1/06                                  493,850
                                  Virginia Electric & Power Co.,
A2                    1,000        6.625%, 4/1/03                                1,025,740

    8                                      See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

                 Principal
Moody's          Amount
Rating           (000)            Description                         US$ Value (Note 1)
------------------------------------------------------------------------------------------------
                                  Wisconsin Electric Power Co.,
Aa3              $    1,000        6.625%, 11/15/06                      $       1,020,210
                                  Wisconsin Power & Light Co.,
Aa3                     500        5.70%, 10/15/08                                 472,975
                                  WPD Holdings (United Kingdom),
Baa2                    500(b)     6.875%, 12/15/07                                484,240
                                  Yorkshire Power Finance Ltd.
                                   (United Kingdom),
Baa2                    500(b)     6.496%, 2/25/08                                 467,450
                                                                      --------------------
                                                                                23,117,970
-------------------------------------------------------------------------------------
Gas Distribution & Other Industries  0.9%
                                  El Paso Natural Gas Co.,
Baa1                    500        7.50%, 11/15/26                                 502,605
                                  United Utilities PLC. (United
                                   Kingdom),
A3                      500(b)     6.45%, 4/1/08                                   475,655
                                  Wisconsin Gas Co.,
Aa2                     535        5.50%, 1/15/09                                  507,592
                                                                      --------------------
                                                                                 1,485,852
-------------------------------------------------------------------------------------
Telecommunications, Media & Related Industries  7.4%
                                  Alestra S.A. (Mexico),
B2                      500(b)     12.125%, 5/15/06                                430,000
                                  AT&T Corp.,
A2                    1,000        7.75%, 3/1/07                                 1,057,650
                                  Century Telephone Enterprises,
                                   Inc., Ser. F,
Baa2                  1,000        6.30%, 1/15/08                                  948,240
                                  FLAG Telecom Hldgs. Ltd.
                                   (Bermuda),
Ba3                     500(b)     8.25%, 1/30/08                                  450,000
                                  Global Crossing Hldgs. Ltd.
                                   (Bermuda),
Ba2                     500(b)     9.125%, 11/15/06                                471,250
                                  GTE Corp.,
A2                    1,000        7.51%, 4/1/09                                 1,060,070
                                  Indiana Bell Telephone Co., Inc.,
Aa2                   1,000        7.30%, 8/15/26                                1,015,910

    See Notes to Financial Statements                                      9

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

                 Principal
Moody's          Amount
Rating           (000)            Description                         US$ Value (Note 1)
------------------------------------------------------------------------------------------------
                                  Level 3 Communications, Inc.,
B3               $      500        11.00%, 3/15/08                       $         397,500
                                  New Jersey Bell Telephone Co.,
Aa2                   1,000        8.00%, 6/1/22                                 1,076,740
                                  New York Telephone Co.,
A1                      500        6.00%, 4/15/08                                  491,135
                                  Nextel Communications Corp.,
B1                      500        9.375%, 11/15/09                                423,125
                                  Pacific Bell Corp.,
Aa3                   1,000        6.625%, 11/1/09                               1,020,630
                                  Philippine Long Distance
                                   Telephone Co. (Philippines),
Ba2                     500(b)     9.25%, 6/30/06                                  460,000
                                  Sprint Capital Corp.,
Baa1                  1,000        5.70%, 11/15/03                                 986,300
                                  Telecomunicaciones de Puerto
                                   Rico,
Baa1                  1,000        6.65%, 5/15/06                                  978,670
                                  Worldcom, Inc.,
A3                    1,000        6.40%, 8/15/05                                  979,700
                                                                      --------------------
                                                                                12,246,920
                                                                      --------------------
                                  Total corporate bonds
                                   (cost $38,030,892)                           36,850,742
                                                                      --------------------
-----------------------------------------------------------------------------------
U.S. Government Obligations  0.6%
                                  United States Treasury Notes,
                      1,000        5.75%, 8/15/03 (cost $1,021,094)              1,032,340
                                                                      --------------------
                                  Total debt obligations
                                   (cost $39,051,986)                           37,883,082
                                                                      --------------------
                                  Total long-term investments
                                   (cost $148,855,980)                         159,138,285
                                                                      --------------------

    10                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Portfolio of Investments as of March 31, 2001 (Unaudited) Cont'd.

   Principal
   Amount
   (000)            Description                                   US$ Value (Note 1)
   -----------------------------------------------------------------------------------------
   SHORT-TERM INVESTMENTS  3.4%
   Repurchase Agreement
                    Paribas Finance, 5.27%, due 4/2/01 in the
                     amount of $5,522,424 (cost $5,520,000;
                     collateralized by $5,216,000 U.S. Treasury
                     Bonds, due 8/15/29, value of collateral
                     including accrued interest $5,587,640)          $       5,520,000
   $    5,520
                                                                  --------------------
                    Total Investments  99.8% (cost
                     $154,375,980;
                     Note 4)                                               164,658,285
                    Other assets in excess of liabilities  0.2%                396,093
                                                                  --------------------
                    Net Assets  100%                                 $     165,054,378
                                                                  --------------------
                                                                  --------------------

------------------------------
(a) Non-income-producing security.
(b) US$ Denominated Foreign Bonds.
(c) Standard & Poor's rating.
ADR--American Depository Receipts.
AG--Aktiengesellschaft (German Corporation).
GDR--Global Depository Receipts.
N.V.--Naamloze Vennootachaap (Dutch Corporation).
PLC--Public Limited Company (British Corporation).
Oyj--Jalkinen Osakeyhtio (Finnish Corporation)
S.A.--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societe par Atione (Italian Corporation).
    See Notes to Financial Statements                                     11

       Global Utility Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                  March 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $154,375,980)                          $164,658,285
Foreign currency, at value (cost $32,962)                                32,670
Dividends and interest receivable                                     1,131,084
Receivable for Fund shares sold                                          30,735
Deferred expenses and other assets                                        4,649
                                                                ------------------
      Total assets                                                  165,857,423
                                                                ------------------
LIABILITIES
Payable to custodian                                                      1,343
Payable for Fund shares reacquired                                      382,061
Accrued expenses                                                        242,212
Management fee payable                                                   99,581
Distribution fee payable                                                 53,113
Withholding taxes payable                                                24,735
                                                                ------------------
      Total liabilities                                                 803,045
                                                                ------------------
NET ASSETS                                                         $165,054,378
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                            $     14,888
   Paid-in capital in excess of par                                 161,629,025
                                                                ------------------
                                                                    161,643,913
   Distributions in excess of net investment income                     (65,157)
   Accumulated net realized loss on investments and foreign
      currency transactions                                          (6,803,833)
   Net unrealized appreciation on investments and foreign
      currencies                                                     10,279,455
                                                                ------------------
Net assets, March 31, 2001                                         $165,054,378
                                                                ------------------
                                                                ------------------

    12                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  March 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($136,069,818 / 12,276,382 shares of common stock
      issued and outstanding)                                            $11.08
   Maximum sales charge (5% of offering price)                              .58
   Maximum offering price to public                                      $11.66
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering price and redemption price per
      share ($23,739,740 / 2,138,877 shares of common stock
      issued and outstanding)                                            $11.10
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share ($834,860 /
      75,212 shares of common stock issued and outstanding)              $11.10
   Sales charge (1% of offering price)                                      .11
   Offering price to public                                              $11.21
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($4,409,960 / 397,875 shares of common stock
      issued and outstanding)                                            $11.08
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements                                     13

       Global Utility Fund, Inc.
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                      Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $  1,777,516
   Dividends (net of foreign withholding taxes of $70,859)            1,123,736
                                                                ------------------
                                                                      2,901,252
                                                                ------------------
Expenses
   Management fee                                                       652,022
   Distribution fee--Class A                                            169,030
   Distribution fee--Class B                                            226,829
   Distribution fee--Class C                                              4,512
   Transfer agent's fees and expenses                                   139,000
   Custodian's fees and expenses                                         90,000
   Reports to shareholders                                               32,000
   Legal fees and expenses                                               28,000
   Registration fees                                                     23,000
   Audit fee                                                             16,000
   Directors' fees and expenses                                          13,000
   Insurance                                                              2,000
   Miscellaneous                                                         25,941
                                                                ------------------
      Total expenses                                                  1,421,334
                                                                ------------------
Net investment income                                                 1,479,918
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                           (5,532,878)
   Foreign currency transactions                                       (905,162)
                                                                ------------------
                                                                     (6,438,040)
                                                                ------------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                      (13,801,382)
   Foreign currencies                                                     1,806
                                                                ------------------
                                                                    (13,799,576)
                                                                ------------------
Net loss on investments                                             (20,237,616)
                                                                ------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(18,757,698)
                                                                ------------------
                                                                ------------------

    14                                     See Notes to Financial Statements

                       This page intentionally left blank

       Global Utility Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months               Year
                                                  Ended                 Ended
                                              March 31, 2001      September 30, 2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $  1,479,918          $  5,843,713
   Net realized gain (loss) on investment
      and foreign currency transactions          (6,438,040)           58,061,101
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                        (13,799,576)          (59,700,437)
                                            ------------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                 (18,757,698)            4,204,377
                                            ------------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                    (2,253,648)           (3,281,780)
      Class B                                      (368,419)           (1,436,038)
      Class C                                       (10,702)              (15,776)
      Class Z                                       (94,795)             (165,534)
                                            ------------------    ------------------
                                                 (2,727,564)           (4,899,128)
                                            ------------------    ------------------
   Dividends in excess of net investment
      income
      Class A                                       (53,836)                   --
      Class B                                        (8,801)                   --
      Class C                                          (256)                   --
      Class Z                                        (2,264)                   --
                                            ------------------    ------------------
                                                    (65,157)                   --
                                            ------------------    ------------------
   Distribution from net realized gains
      Class A                                   (30,612,369)          (16,339,591)
      Class B                                    (8,006,789)          (15,377,368)
      Class C                                      (194,411)             (129,077)
      Class Z                                    (1,408,243)             (800,929)
                                            ------------------    ------------------
                                                (40,221,812)          (32,646,965)
                                            ------------------    ------------------

    16                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Statement of Changes in Net Assets (Unaudited) Cont'd.

                                                Six Months               Year
                                                  Ended                 Ended
                                              March 31, 2001      September 30, 2000
------------------------------------------------------------------------------------
Fund share transactions (net of share
   conversions) (Note 5)
   Net proceeds from shares sold                 13,462,083            28,296,701
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                              36,241,500            31,763,702
   Cost of shares reacquired                    (36,416,523)          (93,202,959)
                                            ------------------    ------------------
Net increase (decrease) in net assets
   from Fund share transactions                  13,287,060           (33,142,556)
                                            ------------------    ------------------
Total decrease                                  (48,485,171)          (66,484,272)
NET ASSETS
Beginning of period                             213,539,549           280,023,821
                                            ------------------    ------------------
End of period(a)                               $165,054,378          $213,539,549
                                            ------------------    ------------------
                                            ------------------    ------------------
---------------
(a) Includes undistributed net investment
    income of                                  $         --          $  1,247,646
                                            ------------------    ------------------

    See Notes to Financial Statements                                     17

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Global Utility Fund, Inc. (the 'Fund') is an open-end diversified management investment company. The Fund seeks to achieve its investment objective of obtaining a high total return, without incurring undue risk, by investing primarily in common stocks, debt securities and preferred stocks of domestic and foreign companies in the utility industries. Debt securities in which the Fund invests are generally within the four highest ratings categories of a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    In valuing the Fund's assets, quotations of
foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
    18

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.

      The Fund recognizes foreign currency gains and losses from the holding of foreign currencies, the sales and maturities of short-term securities and forward currency contracts, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of amounts actually received or paid.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net realized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Security
transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded
                                                                          19

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

on the ex-dividend date and interest income is recorded on the accrual basis. The Fund accretes original issue discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Such expenses may differ from actuals.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premiums on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net assets value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

      Federal Income Taxes:    It is the intent of the Fund to continue to meet
the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends and interest are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales and foreign currency transactions.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Wellington Management
    20

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Company, LLP ('Wellington'); Wellington furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of Wellington, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .70% of the Fund's average daily net assets up to and including $250 million, .55% of the Fund's average daily net assets of the next $250 million, .50% of the Fund's average daily net assets of the next $500 million and .45% of the Fund's average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2001.

      PIMS has advised the Fund that it received approximately $12,900 and $100 in front-end sales charges resulting from sales of Class A and Class C shares during the six months ended March 31, 2001. From these fees PIMS paid a substantial part of such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended March 31, 2001 it received approximately $18,600 and $1,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS and PIFM are indirect wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA was $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an
                                                                          21

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA was March 9, 2001.

      On March 7, 2001, the Fund, along with other affiliated registered investment companies, entered into an amended syndicated credit agreement (the 'amended SCA') with an unaffiliated lender. The maximizing commitment under the amended SCA is $500 million. Interest on any borrowings will be at market rates. The Funds pay a commitment fee .080 of 1% of the unused portion of the credit facility. The expiration date of the amended SCA is March 6, 2002.

      The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended March 31, 2001, the Fund incurred fees of approximately $116,000 for the services of PMFS. As of March 31, 2001, approximately $19,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the six months ended March 31, 2001, Prudential Securities Incorporated, an indirect wholly owned subsidiary of Prudential, earned $3,000 in brokerage commissions from portfolio transactions on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 2001 were $44,356,732 and $72,677,790, respectively.

      The cost basis of investments for federal income tax purposes is substantially the same for financial reporting purposes and, accordingly, as of March 31, 2001, net unrealized appreciation for federal income tax purposes was $10,282,305 (gross unrealized appreciation--$28,867,372; gross unrealized depreciation--$18,585,067).

      The Fund has elected to treat approximately $29,742 of net foreign currency losses incurred in the eleven months ended September 30, 2000 as having been incurred in the current fiscal year.
    22

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 2 billion shares of common stock at $.001 par value per share equally divided into Class A, B, C and Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended March 31, 2001:
Shares sold                                                     724,606    $   9,110,076
Shares issued in reinvestment of dividends and
  distributions                                               2,285,313       26,953,444
Shares reacquired                                            (2,144,332)     (26,847,968)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    865,587        9,215,552
Shares issued upon conversion from Class B                    2,395,783       32,140,406
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 3,261,370    $  41,355,958
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2000:
Shares sold                                                     892,189    $  14,814,086
Shares issued in reinvestment of dividends and
  distributions                                                 894,963       15,174,944
Shares reacquired                                            (2,796,776)     (47,255,396)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,009,624)     (17,266,366)
Shares issued upon conversion from Class B                    2,261,622       37,564,883
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,251,998    $  20,298,517
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          23

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Six months ended March 31, 2001:
Shares sold                                                     101,571    $   1,304,699
Shares issued in reinvestment of dividends and
  distributions                                                 662,565        7,845,119
Shares reacquired                                              (494,785)      (6,447,970)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    269,351        2,701,848
Shares reacquired upon conversion into Class A               (2,395,943)     (32,140,406)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,126,592)   $ (29,438,558)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2000:
Shares sold                                                     312,132    $   5,435,464
Shares issued in reinvestment of dividends and
  distributions                                                 908,974       15,486,409
Shares reacquired                                            (2,076,403)     (35,841,226)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (855,297)     (14,919,353)
Shares reacquired upon conversion into Class A               (2,263,127)     (37,564,883)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,118,424)   $ (52,484,236)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Six months ended March 31, 2001:
Shares sold                                                      11,067    $     159,288
Shares issued in reinvestment of dividends and
  distributions                                                  17,328          205,051
Shares reacquired                                               (13,817)        (177,723)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    14,578    $     186,616
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2000:
Shares sold                                                     369,362    $   6,471,258
Shares issued in reinvestment of dividends and
  distributions                                                   8,125          138,179
Shares reacquired                                              (397,800)      (7,004,050)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (20,313)   $    (394,613)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Six months ended March 31, 2001:
Shares sold                                                     203,059    $   2,888,020
Shares issued in reinvestment of dividends and
  distributions                                                 104,918        1,237,886
Shares reacquired                                              (243,653)      (2,942,862)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    64,324    $   1,183,044
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 2000:
Shares sold                                                      91,728    $   1,575,893
Shares issued in reinvestment of dividends and
  distributions                                                  56,760          964,170
Shares reacquired                                              (182,943)      (3,102,287)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (34,455)   $    (562,224)
                                                            -----------    -------------
                                                            -----------    -------------

       Global Utility Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 6. Proposed Reorganization
On May 22, 2001, the Directors of the Fund approved an Agreement and Plan of Reorganization and Liquidation (the 'Plan') that provides for the transfer of all of the assets and liabilities of the Fund to Prudential Utility Fund, a series of Prudential Sector Funds, Inc. (the 'Utility Fund'). Class A, Class B, Class C and Class Z shares of the Fund would be exchanged at net asset value for Class A, Class B, Class C and Class Z shares of equivalent value of the Utility Fund. The Fund would then cease operations.

      The Plan requires approval of the shareholders of the Fund to become effective and we expect that a proxy/prospectus will be mailed to shareholders in July 2001. If the Plan is approved, it is expected that the reorganization will take place in September 2001. The Fund and the Utility Fund will each bear its pro rata share of the costs of the reorganization, including cost of proxy solicitation.
                                                                          25

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited)

                                                                     Class A
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  15.61
                                                                   ----------
Income from investment operations
Net investment income                                                     .11(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (1.40)
                                                                   ----------
      Total from investment operations                                  (1.29)
                                                                   ----------
Less dividends and distributions
Dividends from net investment income                                     (.20)
Distributions in excess of net investment income                         (.01)
Distributions from net realized gains                                   (3.03)
                                                                   ----------
      Total distributions                                               (3.24)
                                                                   ----------
Net asset value, end of period                                       $  11.08
                                                                   ----------
                                                                   ----------
TOTAL RETURN(a)                                                         (9.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $136,070
Average net assets (000)                                             $135,595
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.35%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.10%(c)
   Net investment income                                                 1.76%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 25%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
    26                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                         Year Ended Sepember 30,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------
    $  17.95             $  17.66             $  17.52             $  15.03             $  14.72
----------------     ----------------     ----------------     ----------------     ----------------
         .44(b)               .41(b)               .46(b)               .49                  .51
        (.21)                2.15                 1.67                 3.34                  .73
----------------     ----------------     ----------------     ----------------     ----------------
         .23                 2.56                 2.13                 3.83                 1.24
----------------     ----------------     ----------------     ----------------     ----------------
        (.40)                (.38)                (.46)                (.49)                (.51)
          --                   --                 (.02)                (.02)                  --
       (2.17)               (1.89)               (1.51)                (.83)                (.42)
----------------     ----------------     ----------------     ----------------     ----------------
       (2.57)               (2.27)               (1.99)               (1.34)                (.93)
----------------     ----------------     ----------------     ----------------     ----------------
    $  15.61             $  17.95             $  17.66             $  17.52             $  15.03
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        0.27%               15.36%               12.90%               26.90%                8.65%
    $140,736             $139,374             $123,346             $120,825             $112,800
    $138,241             $136,690             $122,384             $116,303             $120,122
        1.26%                1.17%                1.18%                1.21%                1.30%
        1.01%                 .92%                 .93%                 .96%                1.05%
        2.59%                2.23%                2.49%                3.00%                3.38%
          49%                   8%                  20%                  13%                  13%

    See Notes to Financial Statements                                     27

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $  15.63
                                                                     --------
Income from investment operations
Net investment income                                                     .07(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (1.41)
                                                                     --------
      Total from investment operations                                  (1.34)
                                                                     --------
Less dividends and distributions
Dividends from net investment income                                     (.16)
Distributions in excess of net investment income                           --(d)
Distributions from net realized gains                                   (3.03)
                                                                     --------
      Total distributions                                               (3.19)
                                                                     --------
Net asset value, end of period                                       $  11.10
                                                                     --------
                                                                     --------
TOTAL RETURN(a)                                                         (9.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 23,740
Average net assets (000)                                             $ 45,490
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               2.10%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                               1.10%(c)
   Net investment income                                                 1.05%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Less than $0.005 per share.
    28                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                              Class B
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  17.96             $  17.66             $  17.52             $  15.03             $  14.71
----------------     ----------------     ----------------     ----------------     ----------------
         .32(b)               .27(b)               .32(b)               .37                  .40
        (.22)                2.16                 1.67                 3.34                  .74
----------------     ----------------     ----------------     ----------------     ----------------
         .10                 2.43                 1.99                 3.71                 1.14
----------------     ----------------     ----------------     ----------------     ----------------
        (.26)                (.24)                (.32)                (.37)                (.40)
          --                   --                 (.02)                (.02)                  --
       (2.17)               (1.89)               (1.51)                (.83)                (.42)
----------------     ----------------     ----------------     ----------------     ----------------
       (2.43)               (2.13)               (1.85)               (1.22)                (.82)
----------------     ----------------     ----------------     ----------------     ----------------
    $  15.63             $  17.96             $  17.66             $  17.52             $  15.03
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       (0.42)%              14.49%               12.06%               25.96%                7.90%
    $ 66,648             $132,583             $154,873             $179,270             $187,557
    $110,769             $154,643             $177,326             $185,693             $210,305
        2.01%                1.92%                1.93%                1.96%                2.05%
        1.01%                 .92%                 .93%                 .96%                1.05%
        1.84%                1.48%                1.74%                2.25%                2.62%

    See Notes to Financial Statements                                     29

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $15.63
                                                                     -------
Income from investment operations
Net investment income                                                    .07(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (1.41)
                                                                     -------
      Total from investment operations                                 (1.34)
                                                                     -------
Less dividends and distributions
Dividends from net investment income                                    (.16)
Distributions in excess of net investment income                          --(d)
Distributions from net realized gains                                  (3.03)
                                                                     -------
      Total distributions                                              (3.19)
                                                                     -------
Net asset value, end of period                                        $11.10
                                                                     -------
                                                                     -------
TOTAL RETURN(a)                                                        (9.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $  835
Average net assets (000)                                              $  905
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.10%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.10%(c)
   Net investment income                                                1.00%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Less than $0.005 per share.
    30                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                              Class C
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997                 1996
----------------------------------------------------------------------------------------------------------
    $  17.96             $  17.66             $  17.52             $  15.03             $  14.71
----------------     ----------------     ----------------     ----------------     ----------------
         .31(b)               .27(b)               .32(b)               .37                  .40
        (.21)                2.16                 1.67                 3.34                  .74
----------------     ----------------     ----------------     ----------------     ----------------
         .10                 2.43                 1.99                 3.71                 1.14
----------------     ----------------     ----------------     ----------------     ----------------
       (0.26)                (.24)                (.32)                (.37)                (.40)
          --                   --                 (.02)                (.02)                  --
       (2.17)               (1.89)               (1.51)                (.83)                (.42)
----------------     ----------------     ----------------     ----------------     ----------------
       (2.43)               (2.13)               (1.85)               (1.22)                (.82)
----------------     ----------------     ----------------     ----------------     ----------------
    $  15.63             $  17.96             $  17.66             $  17.52             $  15.03
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       (0.42)%              14.49%               12.06%               25.96%                7.90%
    $    948             $  1,454             $    957             $    760             $    661
    $  1,130             $  1,212             $    969             $    727             $    608
        2.01%                1.92%                1.93%                1.96%                2.05%
        1.01%                 .92%                 .93%                 .96%                1.05%
        1.83%                1.50%                1.74%                2.25%                2.66%

    See Notes to Financial Statements                                     31

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                 Six Months Ended
                                                                  March 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $15.61
                                                                     -------
Income from investment operations
Net investment income                                                    .13(b)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (1.40)
                                                                     -------
      Total from investment operations                                 (1.27)
                                                                     -------
Less dividends and distributions
Dividends from net investment income                                    (.22)
Distributions in excess of net investment income                        (.01)
Distributions from net realized gains                                  (3.03)
                                                                     -------
      Total distributions                                              (3.26)
                                                                     -------
Net asset value, end of period                                        $11.08
                                                                     -------
                                                                     -------
TOTAL RETURN(a)                                                        (9.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $4,410
Average net assets (000)                                              $4,813
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.10%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.10%(c)
   Net investment income                                                2.01%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
    32                                     See Notes to Financial Statements

       Global Utility Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                            Class Z
------------------------------------------------------------------------------------------------
                   Year Ended September 30,                          December 16, 1996(d)
--------------------------------------------------------------       through September 30,
      2000                   1999                   1998                     1997
------------------------------------------------------------------------------------------
     $17.97                 $17.68                 $17.54                   $ 15.02
    -------                -------                -------                   -------
        .50(b)                 .45(b)                 .50(b)                    .34
       (.23)                  2.16                   1.68                      2.59
    -------                -------                -------                   -------
        .27                   2.61                   2.18                      2.93
    -------                -------                -------                   -------
       (.46)                  (.43)                  (.50)                     (.34)
         --                     --                   (.03)                     (.07)
      (2.17)                 (1.89)                 (1.51)                       --
    -------                -------                -------                   -------
      (2.63)                 (2.32)                 (2.04)                     (.41)
    -------                -------                -------                   -------
     $15.61                 $17.97                 $17.68                   $ 17.54
    -------                -------                -------                   -------
    -------                -------                -------                   -------
       0.56%                 15.62%                 13.18%                    19.70%
     $5,208                 $6,613                 $6,065                   $    53
     $6,563                 $6,847                 $4,041                   $    16
       1.01%                   .92%                   .93%                      .96%(c)
       1.01%                   .92%                   .93%                      .96%(c)
       2.89%                  2.47%                  2.74%                     3.25%(c)

    See Notes to Financial Statements                                     33

Global Utility Fund, Inc.

        Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs.
For information about these funds, contact your financial professional or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
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Global Utility Fund, Inc.
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  Prudential Global Growth Fund
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Growth Fund
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


        www.prudential.com  (800) 225-1852

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Prudential High Yield Fund, Inc.
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Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund


* Not currently exchangeable with the Prudential mutual funds.

Global Utility Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual
Funds, you receive financial advice from a Prudential Securities Financial Advisor or
Pruco Securities registered representative.
Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the most
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when it's losing value every month. Your
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when you're confused or worried about your
investment, and should remind you that you're investing for the long haul.

         www.prudential.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
-------------------------------------
Directors
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Maurice Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Distributor
Prudential Investment Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O.Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Ave.
N.W., Washington, D.C. 20036

-------------------------------------
Fund Symbols       NASDAQ     CUSIP
  Class A          GLUAX    37936G303
  Class B          GLUBX    37936G204
  Class C          PGUCX    37936G402
  Class Z          PGUZX    37936G501
-------------------------------------

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by
this report and are subject to change
thereafter.

The accompanying financial statements as of March 31, 2001, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF150E2  37936G303  37936G204  37936G402  37936G501

(LOGO)Printed on Recycled Paper